ENTERPRISE FINANCIAL SERVICES CORP SECOND QUARTER 2017 INVESTOR PRESENTATION

2 Forward-Looking Statement Some of the information in this report contains “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will, “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations products and services of the Company and its subsidiaries. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those anticipated by the forward- looking statements or historical performance due to a number of factors, including, but not limited to: our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations; reputational risks; credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption “Risk Factors” of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company’s actual results to differ from those set forth in the forward-looking statements. Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission (the “SEC”) which are available on our website at www.enterprisebank.com under "Investor Relations."

3 Company Snapshot - EFSC FDIC Data TOTAL ASSETS $5.0 Billion MARKET CAP Concentrated on Private Businesses and Owner Families Relationship Driven Attract Top Talent in Markets Product Breadth • Banking • Trust & Wealth Management • Treasury Management Proven Ability to Grow Commercial & Industrial “C&I” Loans Strong Balance Sheet with Attractive Risk Profile FOCUSED BUSINESS MODEL: Operates in MSAs St. Louis Kansas City Phoenix $1.0 Billion

4 Executive Leadership Team James B. Lally, 49, President & Chief Executive Officer, EFSC 14 Keene S. Turner, 37, Executive Vice President & Chief Financial Officer, EFSC 3 Scott R. Goodman, 53, President, Enterprise Bank & Trust 14 Douglas N. Bauche, 47, Chief Credit Officer, Enterprise Bank & Trust 17 Mark G. Ponder, 47, SVP, Controller and CFO, Enterprise Bank & Trust 5 Name, Age, Title Years at Enterprise

5 Differentiated Business Model: Built for Quality Earnings Growth Enterprise Bank Financial & Estate Planning Tax Credit Brokerage Business & Succession Planning Trust Administration Enterprise Trust Investment Management Enterprise University Treasury Management Personal & Private Banking Commercial & Business Banking PRIVATE BUSINESSES & OWNER FAMILIES Mortgage Banking • Focused and Well-Defined Strategy Aimed at Business Owners, Executives and Professionals • Targeted Array of Banking and Wealth Management Services to Meet our Clients’ Needs • Experienced Bankers and Advisors

6 Three Urban Markets Phoenix Kansas City St. Louis Loans $251MM $607MM $2.2B Deposits $109MM $683MM $3.1B Branches 2 8 19 Deposit Market Share 1 38th/0.12% 15th/1.27% 4th/4.11% Primary Competitors 1 JP Morgan Chase Wells Fargo Bank of America UMB Commerce Bank of America US Bancorp Bank of America Commerce Arizona 1 Source: 12/31/2016 FDIC data, SNL Financial Missouri Kansas

7 Focused Loan Growth Strategies Tax Credit Programs. $150 Million in Loans Outstanding Related to Federal New Markets, Historic and Missouri Affordable Housing Tax Credits. $183 Million in Federal & State New Markets Tax Credits Awarded To Date. Enterprise Value Lending. $433 Million in M&A Related Loans Outstanding, Partnering with PE Firms Life Insurance Premium Financing. $318 Million in Loans Outstanding Related to High Net Worth Estate Planning 3.9% 11.2% 8.2%Total Portfolio Loans Specialized Market Segments Represent 23% of Total Portfolio Loans, Offering Competitive Advantages, Risk Adjusted Pricing and Fee Income Opportunities. Expectations for Future Growth Include Continued Focus in these Specialized Market Segments.

8 History of Strong C&I Growth $841 $963 $1,135 $1,335 $1,540 $1,796 Q2 '12 Q2 '13 Q2 '14 Q2 '15 Q2 '16 Q2 '17 In millions

Awareness Interest Consideration Intent Evaluation Purchase 9 Marketing & Sales Funnel NOW… …FUTURE Marketing Sales Marketing Sales

10 Opportunities Exist - Client Satisfaction Drivers Client satisfaction scores are industry leading. We’re focused on leveraging ways to improve industry understanding and being a consultative partner to clients. 1. Ease of doing business 2. Relationship Satisfaction 3. Understanding of your industry 4. Provides ideas and advice Key Drivers of Client Satisfaction Score Peer Group 95% 91% 78% 89% 79% 76% 63% 59% Source: Greenwich Associates

11 Acquisition of Jefferson County Bancshares, Inc. (JCB) Closed February 10, 2017 Consistent with M&A Expansion Strategy Enhanced EFSC’s footprint in the St. Louis MSA, while building total balance sheet size to $5 billion in assets Top four deposit market share in the St. Louis MSA • Successfully completed core systems conversion on May 22, 2017 • Expanded branch presence • ~$4 billion of deposits • Strengthens & diversifies core deposit gathering capabilities • Approximately $60 million in deposits per branch St. Louis MSA EFSC (16 BRANCHES TOTAL, 6 BRANCHES IN ST. LOUIS MSA) JEFFERSON (18 BRANCHES TOTAL, 17 BRANCHES IN ST. LOUIS MSA)

12 Portfolio Loan Trends $2,884 $3,038 $3,118 $3,853 $3,859 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 In Millions *Note: 10% excluding acquisition of JCB JCB $678

13 Drivers of Loan Growth Enterprise Value Lending 8% Life Insurance Premium Finance 2% General Commercial & Industrial 6% Commercial/Construction RE 13% Residential RE 2% JCB Acquisition 69% Enterprise Value Lending Life Insurance Premium Finance General Commercial & Industrial Commercial/Construction RE Residential RE $975 MILLION June 30, 2016 – June 30, 2017

26% 38% 15% 21% 14 Attractive Deposit Mix CD Interest Bearing Transaction Accts DDA MMA & Savings JUNE 30, 2017 $3.9B • Significant DDA Composition • Stable Cost of Deposits • Improving Core Funding Cost of Deposits 0.41% 33% Core Deposit Growth Q2 2016 – Q2 2017 In Millions $3,028 $3,125 $3,233 $4,032 $3,921 24.9% 24.4% 26.8% 25.7% 26.0% Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Deposits JCB DDA % JCB $774

15 Financial Scorecard Continued Growth in Core EPS • Drive Net Interest Income Growth in Dollars with Favorable Loan Growth Trends • Defend Net Interest Margin • Maintain High Quality Credit Profile • Achieve Further Improvement in Operating Leverage Enhance Deposit Levels to Support Growth Q2 2017 Compared to Q2 2016 10 bps NPLs/Loans 14% 42% 24 bps 1% 29%

Earnings Per Share Trend $0.59 $0.08 < $0.05 > $0.01 < $0.03 > < $0.04 > $0.56 Q1 '17 Net Interest Income Portfolio Loan Loss Provision Non Interest Income Non Interest Expense Income Tax Item Q2 '17 Changes in Core EPS* Note: * A Non GAAP Measure, Refer to Appendix for Reconciliation 16

17 Core Net Interest Income Trend* In Millions Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation $30.2 $31.5 $32.2 $37.6 $43.0 3.52% 3.54% 3.44% 3.63% 3.76% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 $11.0 $12.0 $13.0 $14.0 $15.0 $16.0 $17.0 $18.0 $19.0 $20.0 $21.0 $22.0 $23.0 $24.0 $25.0 $26.0 $27.0 $28.0 $29.0 $30.0 $31.0 $32.0 $33.0 $34.0 $35.0 $36.0 $37.0 $38.0 $39.0 $40.0 $41.0 $42.0 $43.0 $44.0 $45.0 $46.0 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Core Net Interest Income* FTE Core Net Interest Margin*

18 Credit Trends for Portfolio Loans -6 bps 14 bps 12 bps -1 bps 64 bps Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q2 2017 EFSC PEER(3) NPA’S/ASSETS = 0.27% 0.64% NPL’S/LOANS = 0.34% 0.77% ALLL/NPL’S = 280% 119% ALLL/LOANS (4) = 0.96% 1.05% (1) Portfolio loans only, excludes non-core acquired loans; (2) Excludes JCB; (3) Peer data as of 3/31/2017 (source: SNL Financial) (4)1.51% including JCB Credit Mark In Millions $51 $154 $80 $56 $7 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Portfolio Loan Growth (2) In Millions Net Charge-offs (1) $0.7 $3.0 $1.0 $1.5 $3.6 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Provision for Portfolio Loans

Operating Expenses Trend* In Millions Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation $6.5 $6.4 $7.0 $7.8 $9.7 $1.6 $1.7 $1.7 $1.9 $2.3 $12.3 $12.1 $12.4 $15.2 $15.8 56.3% 52.8% 52.7% 56.0% 54.5% -3 2 7 12 17 22 27 32 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Other Occupancy Employee compensation and benefits Core Efficiency Ratio* $20.4 $24.9 $21.1 $20.2 $27.8 19

20 Positive Momentum in Core* Earnings Per Share $0.28 $0.31 $0.37 $0.33 $0.35 $0.38 $0.44 $0.49 $0.47 $0.49 $0.49 $0.59 $0.59 $0.56 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 100% Core EPS Growth from Q1 2014 to Q2 2017

21 Three-Year Financial Highlights Note: * A Non GAAP Measure, Refer to Appendix for Reconciliation Total Core Non-Interest Income Core Net Income Core Earnings Per Share (diluted) Core Return on Average Equity Core Return on Average Assets Total Assets Core Net Interest Income $26,787 $41,237 $2.03 11.10% 1.09% $4,081,328 $123,515 $25,575 $33,791 $1.66 10.08% 1.00% $3,608,483 $107,618 $24,548 $26,043 $1.29 8.63% 0.82% $3,277,003 $98,438 $14,910 $26,381 $1.15 10.44% 1.11% $5,038,696 $80,616

22 Capital Levels Prudently Managed to Facilitate Growth and Returns • 2,000,000 Share Common Stock Repurchase Plan • ~ 10% of EFSC Outstanding Shares • No Specified End Date • Disciplined, Patient Approach Based on Market Conditions • Sufficient Capital to Support Growth Plans 6.02% 7.78% 8.69% 8.88% 8.76% 8.56% TANGIBLE COMMON EQUITY/TANGIBLE ASSETS

23 Enterprise Financial • Highly Focused, Proven Business Model • Strong Track Record of Commercial Loan Growth • Differentiated Competitive Lending Expertise • Enhanced Core Funding Capabilities • Increased Returns and Enhanced Shareholder Value 134% 70% EFSC Index 3-Year Total Shareholder Return Note: Index = SNL U.S. Bank $1B - $5B, as of 6/30/2017 Source: SNL

Appendix 2Q 2017 EFSC INVESTOR PRESENTATION

25 Balance Sheet Positioned for Growth Modest Asset Sensitivity (200 BPS Rate Shock Increases NII By 3.2%) 57% Floating Rate Loans, with Three-Year Average Duration High-quality, Cash-flowing Securities Portfolio with Four-Year Average Duration 26% Non-Interest Bearing DDA to Total Deposits 8.56% Tangible Common Equity/Tangible Assets

26 Successful FDIC-Assisted Acquisition Strategy Significant Earnings Contribution (Pre-tax) Terminated all loss share agreements with the FDIC in December 2015 Early termination charge from Q4 2015 earned back 100% in Q1 2016 2015 2016 AS OF 6/30/17 $7,529 $15,018 $3,907 Dollars in Thousands Accretable yield estimate as of 12/31/2016 Completed 4 FDIC-Assisted Transactions Since December 2009 Contributed $69 Million in Net Earnings Since Acquisition $58 Million of Remaining Contractual Cash Flows with $31 Million Carrying Value Significant Contribution to Future Earnings with Estimated Future Accretable Yield of $12 Million

Earnings Per Share $0.50 < $0.07 > $0.01 $0.12 $0.56 EPS Non-Core Acquired Assets Other Merger Related Expenses Core EPS * A Non GAAP Measure, Refer to Appendix for Reconciliation Reported vs. Core EPS* Q2 2017 27

28 Use of Non-GAAP Financial Measures The Company's accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as Core net interest margin and other Core performance measures, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its Core performance measures presented in this presentation as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans and related income and expenses, the impact of nonrecurring items, and the Company's operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans but exclude incremental accretion on these loans. Core performance measures also exclude Gain or loss of other real estate from non-core acquired loans and expenses directly related to the non-core acquired loans and other assets formerly covered under FDIC loss share agreements. Core performance measures also exclude certain other income and expense items, such as executive separation costs, merger related expenses, facilities charges, and gain/loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company's operating performance on an ongoing basis. The attached tables contain a reconciliation of these Core performance measures to the GAAP measures. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company's performance and capital strength. The Company's management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company's operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the tables below, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measure for the periods indicated.

# Reconciliation of Non-GAAP Financial Measures

| (in thousands, except per share data) | For the Quarter ended Jun 30, 2017 | Mar 31, 2017 | Dec 31, 2016 | Sep 30, 2016 | Jun 30, 2016 |
|---|---|---|---|---|---|
| **CORE PERFORMANCE MEASURES** | | | | | |
| Net interest income | $ 45,633 | $ 38,642 | $ 35,454 | $ 33,830 | $ 33,783 |
| Less: Incremental accretion income | 2,584 | 1,075 | 3,279 | 2,296 | 3,571 |
| Core net interest income | 43,049 | 37,567 | 32,175 | 31,534 | 30,212 |
| Total noninterest income | 7,934 | 6,976 | 9,029 | 6,976 | 7,049 |
| Less: Gain (loss) on sale of other real estate from non-core acquired loans | - | - | 1,085 | (225) | 705 |
| Less: Other income from non-core acquired assets | - | - | 95 | 287 | 239 |
| Less: Gain on sale of investment securities | - | - | - | 86 | - |
| Core noninterest income | 7,934 | 6,976 | 7,849 | 6,828 | 6,105 |
| Total core revenue | 50,983 | 44,543 | 40,024 | 38,362 | 36,317 |
| Provision for portfolio loan losses | 3,623 | 1,533 | 964 | 3,038 | 716 |
| Total noninterest expense | 32,651 | 26,736 | 23,181 | 20,814 | 21,353 |
| Less: Merger related expenses | 4,480 | 1,667 | 1,084 | 302 | - |
| Less: Facilities disposal | 389 | - | 1,040 | - | - |
| Less: Other expenses related to non-core acquired loans | (16) | 123 | 172 | 270 | 325 |
| Less: Executive severance | - | - | - | - | 332 |
| Less: Other non-core expenses | - | - | (209) | - | 250 |
| Core noninterest expense | 27,798 | 24,946 | 21,094 | 20,242 | 20,446 |
| Core income before income tax expense | 19,562 | 18,064 | 17,966 | 15,082 | 15,155 |
| Core income tax expense | 6,329 | 4,916 | 6,021 | 5,142 | 5,237 |
| Core net income | $ 13,233 | $ 13,148 | $ 11,945 | $ 9,940 | $ 9,918 |
| Core diluted earnings per share | $ 0.56 | $ 0.59 | $ 0.59 | $ 0.49 | $ 0.49 |
| Core return on average assets | 1.06% | 1.17% | 1.19% | 1.04% | 1.07% |
| Core return on average common equity | 9.72% | 11.29% | 12.31% | 10.47% | 10.89% |
| Core return on average tangible common equity | 12.63% | 13.75% | 13.44% | 11.46% | 11.98% |
| Core efficiency ratio | 54.52% | 56.01% | 52.70% | 52.77% | 56.30% |
| **NET INTEREST MARGIN TO CORE NET INTEREST MARGIN (FULLY TAX EQUIVALENT)** | | | | | |
| Net interest income | $ 46,096 | $ 39,147 | $ 35,884 | $ 34,263 | $ 34,227 |
| Less: Incremental accretion income | 2,584 | 1,075 | 3,279 | 2,296 | 3,571 |
| Core net interest income | $ 43,512 | $ 38,072 | $ 32,605 | $ 31,967 | $ 30,656 |
| Average earning assets | $ 4,641,198 | $ 4,259,198 | $ 3,767,272 | $ 3,589,080 | $ 3,506,801 |
| Reported net interest margin | 3.98% | 3.73% | 3.79% | 3.80% | 3.93% |
| Core net interest margin | 3.76% | 3.63% | 3.44% | 3.54% | 3.52% |

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Q&A 2Q 2017 EFSC INVESTOR PRESENTATION